EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I,  Robert  O.  Stephenson,   of  Omega  Healthcare  Investors,  Inc.  (the
"Company"), certify, pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2004 (the "Report") fully complies with the requirements of ss.ss. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 4, 2004


/S/ ROBERT O. STEPHENSON
    Robert O. Stephenson
    Chief Financial Officer